Z-SEVEN
FIRST  QUARTER  REPORT
Period  Ending
March  31,  1997

1.   Accounting  Procedures
     Reliability  &  Conservatism

2.   Consistency  of  Operating
     Earnings  Growth

3.   Strength  of  Internal
     Earnings  Growth

4.   Balance  Sheet:
     Working  Capital

5.   Balance  Sheet:
     Corporate  Liquidity

6.   Recognition:
     Owner  Diversification

7.   Value:    P/E  Under  10

LETTER  TO  OUR  SHAREHOLDERS

Dear  Shareholder:

We  would  like to express our gratitude for your confidence in our investment
philosophy.    Most of all, we are thankful for the love, strength, and wisdom given  to  us  by  our  heavenly  creator  and  caring  shepherd.

1997  THREE  MONTH  INVESTMENT  RESULTS

Over  the  first  three  months,  our  investment  portfolio  advanced  3%.

FIRST  QUARTER  NET  ASSET  VALUE

Our net asset value rose 3% from $16.40 to $16.86. This is the fifteenth quarter out of the past eighteen in which our net asset value has posted a gain.

GOOD  NEWS

Investments with increases in share price of at least 20% since the end of last year qualify to be discussed under our "Good News" section. This quarter we had three stocks in our portfolio that achieved a gain of 20% or more. We discuss each of these companies by order of size in the Fund.

Our largest position, DAY RUNNER, INC., was up 30%. The company is one of the biggest manufacturers of paper-based organizers for the retail market. Day Runner reported strong sales growth which was attributed to several factors including renewed growth in sales to Wal-Mart and increased sales to other large customers whose inventory tightening had adversely influenced sales in the quarter ended December 31, 1996.

Our latest U.K. investment is BORDER TELEVISION PLC, a regional broadcaster in television and radio. Border had a price increase of 20%. The company continued its record growth with pre-tax profits up 37%. Border has produced the highest-rated news magazine in Britain and also an acclaimed documentary series. Their staff has won important industry awards. "Century Radio," a newly acquired station, achieved break-even status within two years and is expected to make its own profit contribution in the current year. Border still looks for opportunities to widen their sphere of broadcasting and does so with the confidence that comes from its solid achievements.

The share price of AIR LONDON INTERNATIONAL PLC, the world's largest corporate air charter broker, rose 42%. In 1996, earnings were up 96% and the share price increased 54%. The last interim report showed great results with earnings growth continuing at 20%. All of Air London's divisions had increased sales, but the highest contribution came from its French unit, Air Partner International, with a sales increase of 35%. Profits benefited from improved margins and good cost control.

This concludes the "Good News" section. However, we would like to mention one more company that performed exceptionally well for our Fund, but was not part of the portfolio at the end of the first quarter. The company, Getronics NV, had been in our portfolio for over six years. Its share price rose 21% before it was sold in the first quarter. Getronics was sold for more than eight times its cost. The position was eliminated because it no longer met the Accounting Procedures criterion.

MISTAKES  AND  DISAPPOINTMENTS

For purposes of objectivity, we also talk about the investments which lost 20% or more in their market prices in the first quarter. At the end of 1996, there were two companies in this category. One of these companies was Day Runner, which rebounded and is included in the "Good News" section. The other company was UDO Holding, our smallest position. UDO recovered 20% of its share price and pulled out of the "Mistakes and Disappointments" section also.

At the end of the first quarter we have only one company that needs to be included in this section. It is WOLVERINE TUBE, INC., one of our new holdings, whose price came down 31%. Wolverine Tube manufactures custom-engineered copper tubular products primarily for the air conditioning industry. This company has enjoyed excellent earnings growth over the last six years and maintains a good balance sheet. Near the end of this quarter, Wolverine Tube warned investors that earnings would be lower than expected.

Earnings were lower due to a decrease in demand for products in two divisions. The technical tube division was impacted by lower replacement levels of large commercial air conditioning units that use CFC. This is mainly due to the fact that CFC refrigerants are still available, although banned in the U.S. and many other countries. Commercial building owners will be motivated to replace these units as the CFC supply dwindles and the cost effectiveness of replacing old units increases. The industrial tube division that supplies the residential and light commercial air conditioning industries experienced a slowdown in demand due to their customers' high inventory levels. Spring weather will play an important part in determining how fast the inventories will be depleted. Wolverine is taking appropriate action to reduce production levels and expenses until the inventory reversal occurs.

OUTLOOK

Late in the first quarter, the Federal funds interest rate was increased. Despite the higher interest rates, the Dow hit a new high which was recently confirmed by good broad stock market behavior. The combination of these factors indicates that the long-running U.S. bull market still continues.

British interest rates were raised in the previous quarter and again, since the end of the first quarter. Due to the bearish market outlook in the U.K., we are selling companies that no longer qualify under all seven criteria. The current market conditions cause us to reduce risk, but they don't prevent us from buying new stocks.

We are finding more U.S. stocks to acquire following the recent sharp correction in the market. The Dow has bounced back to new highs, but many individual stocks still offer some buying opportunities. We will take advantage and buy value growth companies that meet all our criteria. As a result of the new investments we are adding, we are reducing the position sizes and diversifying our portfolio.

Subsequent to the end of the quarter, a decline in the share price of the Z-Seven Fund has given us the opportunity, under Section 23(c) of the Investment Company Act of 1940, to attempt to repurchase shares of our capital stock in the open market. This practice tends to create a floor for the share price just under the net asset value and can achieve maximum value for the shareholders. The Fund's share price has not been below the net asset value of the shares for quite some time. We believe this temporary discount position represents an excellent opportunity for the Z-Seven Fund and individual shareholders to take advantage of the current value in the marketplace.

At  this time, it appears the net asset value will be up in the second quarter
also.   If so, it would be the third consecutive quarter, and the eleventh out of  the  last  twelve,  that  our  net  asset  value  has  posted  a  gain.

Sincerely,



Barry  Ziskin          May  27,  1997


Z-Seven  Fund,  Inc
SCHEDULE  OF  INVESTMENTS
at  March  31,  1997
(Unaudited)


Common Stocks (a)                         Shares       Value
---------------------------------------  ---------  -----------

BUILDING & MATERIALS - 11%
 American Homestar Corporation              59,000  $ 1,032,500
 Polypipe PLC                               88,200      349,537
 UDO Holdings PLC                            1,700        4,802
 Wolverine Tube, Inc. (b)                   44,200    1,149,200
                                                    -----------
                                                      2,536,039
                                                    -----------
FOOD & BEVERAGE - 5%
 Carlsberg AS                                4,100      255,684
 Lindt & Sprungli AG                           329      543,980
 Weetabix Ltd.                               5,850      256,294
                                                    -----------
                                                      1,055,958
                                                    -----------
HEALTH & PERSONAL CARE - 10%
 Astra AB Class B                           18,100      845,994
 L'Oreal Ord. (b)                            2,157      752,922
 Novartis AG                                   659      812,547
                                                    -----------
                                                      2,411,463
                                                    -----------
LEISURE & MEDIA - 15%
 Border Television PLC                     375,500    2,278,534
 Callaway Golf Co. (b)                      26,200      749,975
 LVMH Moet Hennessy
    Louis Vuitton                            2,145      519,699
                                                    -----------
                                                      3,548,208
                                                    -----------
MEDICAL SERVICES & SUPPLIES - 9%
 National Dentex Corporation (b)            51,000      873,375
 Protean PLC                               266,300      687,054
 Seton Healthcare Group PLC                 55,800      445,507
                                                    -----------
                                                      2,005,936
                                                    -----------
MULTI-INDUSTRY - 15%
 Tomkins PLC                               290,166    1,295,011
 TT Group PLC                               83,900      487,795
 Wassall PLC                               309,100    1,766,816
                                                    -----------
                                                      3,549,622
                                                    -----------
PRINTING & BUSINESS SERVICES - 23%
 Day Runner, Inc.                           96,300    2,443,613
 Fairway Group PLC                       1,377,500    1,454,640
 Jardine Lloyd Thompson
    Group PLC                              448,600    1,421,613
 RCO Holdings PLC                           33,300      129,271
                                                    -----------
                                                      5,449,137
                                                    -----------


Common Stocks (a)                        Shares     Value
---------------------------------------  ---------  -----------
RETAIL & WHOLESALE - 5%
 Abbeycrest PLC                             20,800       45,136
 Essex Furniture PLC                       155,100      209,540
 Insight Enterprises, Inc.                  36,000      891,000
 Westfair Foods Ltd.                           360       11,706
                                                    -----------
                                                      1,157,382
                                                    -----------
TRAVEL - 2%
 Air London International PLC               92,000      354,108
 Autopistas C.E. SA                         19,992      229,488
                                                    -----------
                                                        583,596
---------------------------------------------------------------
TOTAL COMMON STOCKS - 95%
 (Cost $20,726,505)                                  22,297,341
---------------------------------------------------------------
CASH, RECEIVABLES AND OTHER ASSETS,
LESS LIABILITIES - 5%                                 1,181,464
---------------------------------------------------------------
NET ASSETS - 100%
 (Equivalent to $16.86 per share based
 on 1,392,617 shares of capital stock
 outstanding)                                       $23,478,805
===============================================================

(a)  Percentages  indicated  are  based  on  net  assets  of  $23,478,805.

(b) All or a portion of this stock was pledged as collateral for a line of credit.





       COMMON STOCKS BY COUNTRY


Percent   Country            Value
--------  --------------  -----------

     50%  United Kingdom  $11,185,658
     32%  United States     7,151,369
      6%  Switzerland       1,356,527
      6%  France            1,272,621
      4%  Sweden              845,994
      1%  Denmark             255,684
      1%  Spain               229,488
--------  --------------  -----------
    100%                  $22,297,341
========                  ===========